Exhibit 99.1
IN THE UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In re:	)	Case No. 05-12801 RGM
	)	Jointly Administered
)
XYBERNAUT CORPORATION, et al.,	)	Chapter 11
)
Debtors.	)

MONTHLY OPERATING REPORT		Calendar Month 12/01/05 to 12/31/05
FINANCIAL BACKGROUND INFORMATION
     1. ACCOUNTING BASIS: Cash            Accrual     x
     2. PREPARER: State the names address, telephone number and position of the person(s) who actually compiled the information contained in this report.
     Nancy Hogan, Xybernaut Corp. 12701 Fair Lakes Circle, Suite 550, Fairfax, VA 22033
     3. NUMBER OF EMPLOYEES paid during this period: 16
     4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS since the last reporting period? Yes       No  X   . If yes, explain below:

     5. Are all BUSINESS LICENSES current? Yes  x   No       Not Applicable
     6. PRE-PETITION ACCOUNTS RECEIVABLE:

Beginning Balance	$128,780.68

Collected this Period	3,784.56

Ending Balance	$124,986.12

     7. POST -PETITION ACCOUNTS RECEIVABLE:
          0-30 Days: $ 57,804.05       31-60 Days: $ 27,364.11       Over 60 Days: $ 76,841.31
     If there are any post-petition Accounts Receivable over 60 days provide Schedule AR giving a listing of such accounts and explain the delinquencies.

Zygo Industries	$4,470.	unpaid invoice last of 3 payments due – expect payment
Edison Material	$120	inv for $5242 pd $5122, balance shipping – contacting client for balance
Walt Disney	$700	unpaid balance inv $136,228.71 pd 135,528.71 contacting client /balance
GSA	$6,527.68	Contacted Gen Serv. Admin payment expected
Beijing Novog	$5,779.90	Contacting client for payment
Caterpillar	$875.31	unpaid balance in 70,023.44 pd 69,148.13 checking with client
CSX	$11,815	resubmitted invoices — payment expected
Edison Material	$372.50	contacted client – expect payment Dec.
FEMA	$400.00	government prompt payment discount
Super Sonic	$20	bank fee – write off in Jan
Norwegian	$45.75	bank fee – applied to wire payment
Xperience	$45,558.83	Negotiated terms with client – rec’v partial payment, mtg w/client in Jan.
TekGear	$156.40	unpaid balance on inv original amount due 2074.70 – checking with client

8.	POST –PETITION ACCOUNTS PAYABLE:

0-30 Days: $ 91,121.17 31-60 Days: $ 16,359.39 Over 60 Days: $ 21,097

If there are any post-petition Accounts Payable over 30 days, provide Schedule AP giving a listing of such accounts and explain the delinquencies.

James Ralabate $ 7,097.00 – Disputed
Xperience $ 4,000.00 – offset against outstanding receivables
Cabinet BeauD $498.39 invoice dated 11/16 did not receive until late Dec, paid
.Dilenschneider $15,000 – in discussion with vendor – pd in Jan
Hyatt Plaza $10,000 – negotiated rent payment – will remove in Jan.
You Me Patent $861.oo – foreign account received invoice late – pd in Jan

a.	TAXES. Are all taxes being paid to the proper taxing authorities when due? Yes ___No ___x___ . On the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes. Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority. Attach to this report a completed Form 6123 for each deposit made during the reporting period. Also attach copies of the monthly sales tax report, payroll tax report and unemployment tax report with evidence of payment of both federal and state taxes.
NOTE: Due to the resignation of Grant Thornton, the Xybernaut Corporation’s auditors and federal/state tax preparers along with the accounting staff and company CFO the year end tax returns have been delayed. Xybernaut will be submitting the required returns in a timely manner. No or little tax liability is expected due to the large NOL carry forward.
     9. ESCROW ACCOUNTS. Are you utilizing your tax account only for deposit and payment of payroll and sales taxes? Yes ___x___ No       If no, explain:
     10. Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and are all current? Yes ___X___ No       Explain:
NOTE: The accounting staff of XC had left the company by April 2005 at which time no monthly close for 2005 had been performed and in July 2005 the CFO resigned, all books and records are being maintained however there maybe updates / corrections over the next couple of months.
     11. INSURANCE EXPIRATION STATEMENT. Policy expiration dates are:

Auto & Truck	73256759	03/31/05	03/31/06

Liability	392595	03/31/05	03/31/06

Workers Comp.	1714215	03/31/05	03/31/06

Errors & Omissions	35392595	03/31/05	03/31/06

D&O	ELU08861005	04/14/05	04/14/06

D&O	35529D0205	04/14/05	04/14/06

D&O	35389095BAL	03/31/05	03/31/06

     12. ACTIONS OF DEBTOR. During the last month, did the debtor:
(A) Fail to defend or not oppose any action seeking to dispossess the debtor from control or custody of any asset of the estate? Yes ___No ___x___ Explain:
(B) Maintain such stock inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going concern value of the assets of the debtor? Yes ___x___ No       Explain:
     13. TRANSFER OR SALE OF PROPERTY. Did the debtor or any person with control over any of the debtor’s assets transfer, convey or abandon any of the debtor’s assets to another party during the period of this report other than as set forth herein (including sales by creditors)?
     Yes.       No ___x___ Explain____________
     14. PAYMENT TO SECURED CREDITORS during reporting period: (Attach additional sheets if necessary) N/A

Creditor	Frequency of	Amount	Next	Post-Petition
	Payments per	of Each	Payment	Pmts. No Made
	Contract (mo. Qtr)	Payments	Due	No. 1 Amt.
     15. PAYMENTS TO PROFESSIONALS (Attorneys, Accountants, Real Estate Agents, Auctioneers, Appraisers, etc., during reporting period: (Attach additional sheets, if necessary): NONE

Professional	Service	Amount

     16. QUARTERLY U.S. TRUSTEE FEES paid during reporting period:
$ ___0
     17. VERIFICATION: I declare under penalty of perjury that the information contained in this monthly operating report (including attached schedules) is true and correct to the best of my knowledge, information and belief.

Dated: January 17, 2006 DEBTOR-IN-POSSESSION

Signature:
Name/Title:	/s/Perry L. Nolen, CEO/President	Xybernaurt Corporation
Address:	4203 Milton Street	12701 Fair Lakes Circle, Suite 550
	Houston, TX 77005	Fairfax, VA 22033
Phone: 703/654-3591

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In re:	)	Case No. 05-12801 RGM
	)	Jointly Administered
XYBERNAUT CORPORATION, et al.,	)
	)	Chapter 11
Debtors.	)
)
Cash Disbursements Summary Report
Calendar Month Ending 12/31/05

Total Disbursements from Operating Account	(See Note 1)	427,380.42

Total Disbursements from Payroll Account	(See Note 2)	118,079.65

Total Disbursements from Tax Escrow Account	(See Note 3)	0

Total Disbursements from any other Account	(See Note 4)	0

Grand Total Disbursements from all Accounts			545,460.07 (1)

(1) Xybernaut has only 1 bank account for Operations and Payroll – amounts listed separately for information purposes only.
Note 1 — Include in this amount all checks written, wire transfers made from, or any other withdrawal from the general operating account. Exclude only transfers to the debtor-in-possession payroll account, the debtor-in-possession account tax escrow account or other debtor in possession account where the disbursements will be listed on this report.
Note 2 — Include in this amount all checks written, wire transfers made from, or any other withdrawal from the payroll account. Exclude only transfers to the debtor-in-possession operating account, the debtor- in-possession tax escrow account or other debtor-in-possession account where the disbursements will be listed on this report.
Note 3 — Include in this amount all checks written, wire transfers made from, or any other withdrawal from the tax escrow account. Exclude only, transfers to the debtor-in-possession operating account, the debtor-in-possession payroll account or other debtor-in-possession account where the disbursements will be listed on this report.
Note 4 — Include in this amount any other disbursements made by the debtor including (but not limited to) cash paid from a petty cash fund or cash register, amounts paid from any other debtor-in-possession account, and amounts paid from the accounts of others on the debtors behalf (for example disbursements made from a law firm’s escrow account as a result of a sale of property.)

In re: Xybernaut Corporation, et al.	Case Number: 05-12801 Jointly Administered
Xybernaut Corporation Balance Statement
Xybernaut Corporation
Balance Sheet

	2005
XYBERNAUT CORPORATION	December 31
ASSETS

Current assets:
Cash In Banks	155,564
Petty Cash	300
Restricted Cash	—
Pre Petiton Accounts receivable	124,986
Post Petiton Accounts receivable	162,009
Less AR — Other, Reserve, Contra	(498,522)
Inventory	2,010,970
Prepaid and other current assets	779,077
DTDF — Japan	680,099
DTDF — GmbH	12,531,302
DTDF — Gmbh R&D	4,820,238
DTDF — China	286,197
DTDF — XSI	(954,514)
DTDF — Korea	293,924
DTDF — RESERVE	(18,000,000)

Total current assets		2,391,630

Fixed assets:
Property and equipment	2138344
Less: accumulated depreciation	-1995048

Total fixed assets		143,296

Other assets:
Investment in subsidiaries	605,584
Patents, net	699,710
Trademarks, net	25,284
Tooling, net	—
Other	138,516

Total other assets		1,469,094

TOTAL ASSETS		4,004,020

Case Number 05-12801 (Jointly Administered) Period Ending December 2005 Balance Statement Page 2

	2005
XYBERNAUT CORPORATION	December 31
LIABILITIES AND EQUITY
Post-Petition Liabilities
Accounts Payable	128,578
Accrued DIP Loan Payable	297,246
Accrued restructuring costs
Deferred Product and Warranty Revenue	170,490
Accrued Professional fees	1,215,346
Accrued Purchases	82,858
Salaries/Commissions Payable	185,628

Total Post Petition Liabilities	2,080,145

Pre-Petition Liabilities
Priority Claims	105,810
Secured Debts	—
Unsecured Debt	1,602,130
Accrued expenses	324,415

Total Pre Petition Liabilities	2,032,355

Total liabilities		4,112,500

Stockholders’ equity:
Common stock	1,946,209
Additional paid-in capital	183,745,591
Cumulative translation adjustment	38,695
Accumulated other comprehensive income (XSI)	37,130
Retained earnings, beginning	(171,411,927)
Current Retained Earnings — Pre Petition	(10,953,998)
Current Retained Earnings — Post Petition	(3,510,180)

Total stockholders’ equity		(108,480)

TOTAL LIABILITIES AND EQUITY		4,004,020

Acrued Other major items:
General – Miscellaneous		$150,000
Ed & Steve Newman bonus 100,000 shares		$138,000
Stale Checks		$39,234
Vacation Accrual		$60,732
Warranty Reserve		$75,900

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In re:	)	Case No. 05-12801 RGM
	)	Jointly Administered
XYBERNAUT CORPORATION, et al.,	)
	)	Chapter 11
Debtors.	)
MONTHLY OPERATING REPORT
INCOME STATEMENT
(Business Debtor, Accrual Basis)
Calendar Month December 1, 2005 to December 31, 2005
(All figures refer to post-petition transactions)
Case Number 05-12801 (Jointly Administered) Period Ending: December 2005 Income Statement Page 1

Xybernaut Corporation
Results of Operations
Ending December 31, 2005
	Current	YTD
	2005	2005
Revenue:

Sales/Income	86,304	976,698

Cost of Sales

Beginning Inventory	2,810,111	14,913,883
Purchase of Inventory / transfers	(204,190)	(21,526)
Less ending Inventory	(2,551,215)	(14,190,566)
Direct Labor (Gross Salaries)
Purchased Goods and Services	19,825	144,274

Total Cost of Sales	74,531	846,065

Gross profit	11,773	130,633

Operating Expenses

Officer’s Salaries (Gross)	51,667	206,045
Other Employee Salaries (Gross)	135,734	493,052
Taxes (Payroll: Employer’s Share)	5,936	22,946
Employee Benefits (Insurance, Pension Plan, etc.)	22,397	60,582
Advertising		0
Bad Debts		0
Depreciation & Amortization	52,093	283,498
Corporate Meetings / entertainment		1,106
Insurance (Real Estate)		0
Insurance (Other)	44,231	328,506
Interest (Mortgage, Loans, etc.)		0
Leases (other that Rent)		0
Outside Services & Contractors	350,551	1,507,760

Case Number 05-12801 (Jointly Administered) Period Ending December 2005 Income Statement Page 2

Professional Fees (Attorney, Accountant/bankruptcy )	275,191	385,138
Rent and leases	9,296	98,505
Repairs and maintenance	245	3,674
Supplies		0
Taxes (Real Property)	49	90
Taxes (Other)		5,901
Telephone	4,075	24,451
Travel	27,416	109,513
Utilities		0
U.S. Trustee quarterly fee		5,000
		0
Other Operating Expenses		0
		0
Internet / Website	835	35,172
Office expense	2,535	29,900
Postage		410
Printing	25	8,314
Public company expense	605	8,810
Equipment		50
Courier/overnight	380	12,391
Customer support	1,000	3,440
Penalties (1)		3,928

Total Operating Expenses	986,954	3,640,873

Profit/Loss from operations	(975,181)	(3,510,240)

Interest income		60

Net Income (Loss)	(975,181)	(3,510,180)

NOTE:	Accrual basis reporters must attach Cash Reconciliation Reports or a standard Statement of Sources and Uses of Case to this Report.

In re: Xybernaut Corporation, et al.	Case Number: 05-12801 Jointly Administered

	Cash Reconciliation Report
	Xybernaut	Accrual
	Corporation	Basis
	Calendar Month	December
	Ending	31, 2005
	Operating/
	Payroll Acct	Totals

Beginning Cash Balance (A)		53,354
Net Income		(975,181)
Non Cash Expenses
Amortization		3,241
Depreciation		13,622

Total		16,864

Cash from Operations (B+C)		(958,317)

Other Sources (Uses of Cash)
Decrease (Incr) — Accounts Receivable	32,732
Decrease (Incr) — Inventory	258,896
Decrease (Incr) — equipment — computers — Fixed Assets	1,106
Decrease (Incr) — DTDF (Intercompany)	411,216
Decrease (Incr) — Prepaid Other Current Assets	(21,691)
Decrease (Incr) — Other Assets (PATENTS) net	23,352
Decrease (Incr) — Other Assets (Trademarks) net	2,206
Decrease (Incr) — Other Assets	14,577
Increase (Decr) — Accounts Payable	(32,459)
Increase (Decr) — Accrued Expenses	(8,614)
Increase (Decr) — Purchase Accrual	(228,231)
Increase (Decr) — Accrued P./R Taxes	—
Increase (Decr) — Accrued Prof Fees	259,668
Increase (Decr) — Accrued DIP Loan	297,246
Increase (Decr) — Accrued Rent	—
Increase (Decr) — Accrued Salaries	72,563
Increase (Decr) — Accrued Sales Taxes	—
Increase (Decr) — Deferred Restruturing Cost	—
Increase (Decr) — Deferred product & warranty revenue	(22,926)

Total Other Sources (uses) of Cash		1,059,641

Ending Cash Balance (F = A+D+E)		154,678

Balance per Bank Statement		155,348
Less Outstanding Checks		21,793
Add Deposits in Transit		21,123

Reconciled Bank Balance [J=(G-H)+I]		154,678

In re: Xybernaut Corporation, et al.	Case Number: 05-12801 Jointly Administered
CASH RECONCILIATION REPORT
Payroll and Tax Accounts
(Business Debtor, Accrual Basis)
Calendar Month ending: December 2005
(All figures refer to post-petition transactions)

		Payroll	Tax
Amounts shown represent payroll activity for the month of December that occurred in the combined Operating/Payroll acct.		Account	Account
(A) Beginning Cash Balance (A)

Cash Receipts:

Transfers from Operating Account		$118,079.65
Transfers from Payroll Account
Other —

(B) Total Cash Receipts (B)

(C) Cash Available (C= A+B)

Cash Disbursements:

Gross Payroll for this period	$130,628.04

Employee Benefits paid		$6,511.44
Net Payroll Paid		$76,099.47
Transfers to Tax Account

Taxes deposited or paid during period
Employee’s share of FICA Tax		5,936.04
Employer’s share of FICA Tax		5,936.02
Employee’s Federal Income Tax		18,018.11
Employee’s State Income Tax		4,676.66
Unemployment Tax		618.83
Unrecorded Bank Service Charges		283.08
Other:

(D) Total Disbursements (D)		$118,079.65

(E) Ending Cash Balance (E= C-D)

(F) Balance per Bank Statement (F)

	Payroll	Tax
Amounts shown represent payroll activity for the month of December that occurred in the combined Operating/Payroll acct.	Account	Account
(G) Less Outstanding Checks (G)

(H) Add Deposits in Transit

(I) Reconciled Bank Balance {I = (F-G) +H]

Ending Cash Balance (E) and Reconciled Bank Balance (I) should equal